Exhibit 31.2

CERTIFICATION PURSUANT TO

EXCHANGE ACT RULE 13a-14(a)/15d-14(a)

AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Uzi Sasson, certify that:

1.
I have reviewed this Annual Report on Form 10-K/A of Meta Materials Inc.; and
2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 29, 2024	By:	/s/ Uzi Sasson
Uzi Sasson President and Chief Executive Officer (Principal Executive Officer and Principal financial Officer)